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                                                                 EXHIBIT 10.27


                          Strategic Data Systems, Inc.

                  Accelerated Enhancement Plan Agreement (AEP)


         Strategic Data Systems, Inc., (SDS), desires to provide *(NAME), ("Client"), and Client desires to select from SDS enhancements to the SDS System(s) used by Client and agree to the following:

Enhancements

         SDS shall make available all enhancements. Enhancements are modifications to existing licensed system components. Client shall not be charged a license fee for any enhancements developed during the term of this Agreement.

TERM

         This Agreement shall take effect on *(DATE), and shall terminate on *(DATE).

RENEWAL

         This Agreement shall be renewed for additional periods of three (3) calendar years unless 60 days prior to the beginning of the renewal period, Client notifies SDS of Client's intent not to renew.

RENEWAL CHANGES

         SDS reserves the right to change, for a renewal term, the rates, terms and conditions in this Agreement by notifying Client 60 days prior to the beginning of the renewal period.

TRAVEL

         A maximum of two hours per working day for travel time incurred by SDS in providing services under this Agreement shall be charged.

EXPENSES

         Client shall pay SDS for all reasonable out-of-pocket expenses such as travel, lodging and telecommunications, incurred by SDS in providing services under this Agreement.

TAXES

         Client shall pav any excise, sales, use, privilege or other similar taxes levied or based on payments made pursuant to this Agreement.



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Strategic Data Systems, Inc.
Accelerated Enhancement Plan Agreement (AEP) (continued)

INVOICES

         SDS shall invoice Client monthly for expenses, where appropriate. Client shall pay the amount of $*(AEP FEE) upon execution of this Agreement and upon each subsequent annual anniversary, for the term of this Agreement. Each invoice shall be payable by Client to SDS within thirty (30) days of invoice date. Client shall pay SDS a late charge penalty of 1.5% per month (18% A.P.R.) on amounts not paid within 30 days of billing.

LIMITATION OF LIABILITY

         For purposes of this Agreement, SDS will not be responsible for any incidental or consequential damages, including but not limited to loss of business or business profits, regardless of whether said damages were foreseeable. In no event shall SDS' liability to Client for any loss, damage or injury, regardless of the nature of such loss exceed the total amount received by SDS under this Agreement for the year in which the damage or injury occurred.

NONHIRE PROVISION

         Client acknowledges that SDS makes a substantial investment in the training and development of its employees with whom Client may come in contact during the course of this agreement, and Client agrees, during the term of this agreement and for a period of 12 months thereafter, not to hire, whether through solicitation by Client or otherwise, any employee of SDS without the prior express written consent of SDS.

MISCELLANEOUS

         This Agreement supersedes all prior communications and agreements between the parties relating to the subject matter of this Agreement and constitutes the full understanding between the parties with respect thereto.


                          Strategic Data Systems, Inc.

                  Accelerated Enhancement Plan Agreement (AEP)


Accepted By:


STRATEGIC DATA SYSTEMS, INC.                       *(NAME)


BY:                                                BY:
   ----------------------------------------           -----------------------
         (Authorized Officer)                           (Authorized Officer)


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Strategic Data Systems, Inc.
Accelerated Enhancement Plan Agreement (AEP) (continued)


Name:                                              Name:
     --------------------------------------             ---------------------

Title:                                             Title:
      -------------------------------------              --------------------


Address:         615 Pennsylvania Avenue       Address:     *(ADDRESS)
                 Sheboygan, WI 53081                        *(ADDRESS)

Date:                                              Date:
     --------------------------------------             ---------------------



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